                   MANAGED ACCOUNTS SERVICES PORTFOLIO TRUST

                Supplement to Prospectus dated October 16, 1996

                            Effective March 1, 1997,

    THE FOLLOWING PARAGRAPH REPLACES THE PARAGRAPH ENTITLED "PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS" ON PAGES 53-54 OF THE PROSPECTUS UNDER THE CAPTION ENTITLED "MANAGEMENT":

        Schroder Capital Management International Inc. ("SCMI") is located at 787 Seventh Avenue, New York, New York 10019. It is a wholly owned U.S. subsidiary of Schroders Incorporated, the wholly owned U.S. holding company subsidiary of Schroders plc. Schroders plc. which is listed on the London Stock Exchange, is the holding parent of a large worldwide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices located in eighteen countries worldwide. The financial services companies of the Schroder Group had approximately $130 billion in assets under management as of December 31, 1996. As of December 31, 1996, SCMI, together with its UK affiliate Schroder Capital Management International Limited, had over $20 billion in assets under management. Since its founding in 1980, SCMI had developed an expertise in emerging markets investments. John A. Troiano and Thomas Melendez, with the assistance of an emerging markets investment committee, are primarily responsible for the day-to-day management of PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS. Mr. Troiano has been a Managing Director of SCMI since October 1995, and has been employed by various Schroder Group companies in the portfolio management area since 1988. Mr. Melendez has been a Vice President of SCMI since 1994. Prior to joining the Schroder Group he was a Vice President for Latin America with NatWest Securities since 1992, prior to which he attended Columbia Business School.